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Scudder Emerging Markets Debt Fund

Institutional Class

Annual Report

October 31, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Shareholder Meeting Results

<Click Here> Trustees and Officers

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

Scudder Emerging Markets Debt Fund	Nasdaq Symbol	CUSIP Number
Institutional Class	MGEIX	61735K869

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2002

Average Annual Total Returns*
Scudder Emerging Markets Debt Fund	1-Year	3-Year	5-Year	Life of Class**
Institutional Class	12.22%	13.65%	3.80%	8.75%
JP Morgan EMBI Global Diversified+	9.81%	12.21%	9.15%	13.74%
JP Morgan EMBI Plus++	7.10%	10.13%	7.58%	12.68%

Sources: Lipper, Inc. and Deutsche Asset Management

Net Asset Value and Distribution Information
Institutional Class
Net Asset Value: 10/31/02	$ 6.08
10/31/01	$ 6.56
Distribution Information: Twelve Months: Income Dividends	$ 1.18
SEC 30-day Yield[a]	10.35%

a The SEC yield is net investment income per share earned over the month ended October 31, 2002, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields are historical and will fluctuate. The SEC yield would have been 8.16% had certain expenses not been reduced.
Institutional Class Lipper Rankings* - Emerging Market Debt Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	26	of	52	50
3-Year	12	of	46	26
5-Year	20	of	35	56

Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested.

Source: Lipper, Inc.

Growth of an Assumed $250,000 Investment*
[] Scudder Emerging Markets Debt Fund - Institutional Class [] JP Morgan EMBI Global Diversified+ [] JP Morgan EMBI Plus++

Yearly periods ended October 31

Comparative Results*
Scudder Emerging Markets Debt Fund		1-Year	3-Year	5-Year	Life of Class**
Institutional Class	Growth of $250,000	$280,550	$366,950	$301,200	$499,075
	Average annual total return	12.22%	13.65%	3.80%	8.75%
JP Morgan EMBI Global Diversified+	Growth of $250,000	$274,525	$353,225	$387,275	$723,850
	Average annual total return	9.81%	12.21%	9.15%	13.74%
JP Morgan EMBI Plus++	Growth of $250,000	$267,750	$333,950	$360,200	$669,957
	Average annual total return	7.10%	10.13%	7.58%	12.68%

The growth of $250,000 is cumulative.

* Returns and rankings during all periods shown reflect a contractual fee waiver and/or expense reimbursement. Without this waiver, returns and rankings would have been lower.
** The Fund commenced operations on August 4, 1994. Index comparisons begin July 31, 1994.
+ The JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified, formerly JP Morgan EMBI Global Constrained, is an unmanaged foreign securities index representing external currency-denominated debt instruments of emerging markets and is a widely accepted benchmark of emerging debt market performance. Effective May 1, 2002, the Fund's primary benchmark changed from the JP Morgan EMBI Plus to the JP Morgan Emerging Markets Bond Index Global Constrained. The Advisor believes that the JP Morgan Emerging Markets Bond Index Global Constrained is more diversified than the Fund's prior benchmark and therefore a better comparison for the Fund. The JP Morgan Emerging Markets Bond Index Global Constrained is now known as the JP Morgan EMBI Global Diversified.
++ The unmanaged JP Morgan Emerging Markets Bond Index (EMBI) Plus tracks total returns for traded external currency-denominated debt instruments in the emerging markets: Brady bonds, loans, Eurobonds and US dollar-denominated local market instruments.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

In recent months, signals about the United States economic recovery have been mixed. While gross domestic product (GDP) has been growing at a rate of about 3 percent since late 2001, the nation's unemployment rate climbed to 6 percent in November, the highest level since April. During the late summer and early fall months, consumers spent less money than they did in the earlier part of the year. Companies, fearful that consumers would not buy their products and that they would be left with vast inventories of goods they could not sell (and were costly to store), slowed their manufacturing. Since companies weren't manufacturing as many products, they needed fewer employees - and thus hired fewer workers.

The good news is that we believe this slowdown is the temporary result of corporate financial scandals and political uncertainty, and the recovery will ultimately continue.

Several things are helping to keep the economy on track. First and perhaps foremost, the government has lowered interest rates to keep the economy from slowing down too much. Throughout the year, the Federal Reserve Board has said that it believes interest rates are low enough to encourage an economic recovery. It promised, however, to look out for signs of a slowdown and to cut rates again if necessary. The Fed saw the same signs of slowing that we did, and on November 6, cut 50 basis points (one-half percentage point). We believe the Fed will cut more if necessary, and will not begin to raise rates until well into 2003, after the economic recovery becomes stronger.

Another factor keeping the economy on track is a robust housing sector. Because interest rates have been low, people have been buying more homes. The Commerce Department said new home sales rose 6.4 percent in November - the largest monthly percentage jump since December 2000. And when people buy homes - as when they buy any other products - the economy is stimulated.

How will the slowdown and ultimate recovery affect the fixed-income markets? Interest rates and bond prices tend to move in opposite directions. So as interest rates have fallen, bond prices have risen. But when the recovery eventually strengthens and the Fed raises interest rates, bond prices will likely fall again. But we don't expect them to fall too drastically, because we don't expect interest rates to increase too drastically.

How will the slowdown and ultimate recovery affect the equity markets? Stock prices catapulted to what we believe were unjustified levels in the late 1990s. Stocks still aren't cheap, especially given the recent rally. But prices have now returned to more reasonable levels. While we don't expect stock prices to fall drastically, we don't expect them to come anywhere close to what we saw during the 1980s and 1990s.

The situation is similar abroad. Economic activity remains sluggish, with Japan and much of Europe struggling. But, as in the United States, we expect activity to improve gradually next year.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of November 11, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder Emerging Markets Debt Fund

Deutsche Asset Management Investment Services Ltd. ("DeAMIS" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Emerging Markets Debt Fund. DeAMIS provides a full range of investment advisory services to institutional and retail clients. DeAMIS is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAMIS is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Brett Diment

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1991 as a member of the fixed income group.

• Head of Emerging Debt for London Fixed Income and responsible for coordinating research into Continental European markets and managing global fixed income, balanced and cash-based portfolios: London.

• BSc, London School of Economics.

Edwin Gutierrez

Vice President of Deutsche Asset Management and Co-Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 2000 after five years of experience including emerging debt portfolio manager at INVESCO Asset Management responsible for Latin America and Asia and economist responsible for Latin America at LGT Asset Management.

• MSc, Georgetown University.

Nima Tayebi

Director of Deutsche Asset Management and Co-Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 2001 as an Emerging currency fund manager. Previously, an executive director responsible for emerging markets trading at Millennium Global Investments. Prior to that, Vice President at Salomon Brothers, focusing on emerging currency and debt trading, and also Head of Fixed Income research at Renaissance Capital.

• M.Phil from Cambridge University.

In the following interview, London-based Co-Portfolio Managers Brett Diment, Edwin Gutierrez and Nima Tayebi discuss Scudder Emerging Markets Debt Fund's strategy and the market environment during the 12-month period ended October 31, 2002, and offer an outlook for the months ahead.

Q: How did Scudder Emerging Markets Debt Fund perform in fiscal year 2002?

A: Scudder Emerging Markets Debt Fund significantly outperformed its combined benchmark for the 12 months ended October 31, 2002. From November 1, 2001, through April 30, 2002, the fund's benchmark was the JP Morgan Emerging Markets Bond Index Plus (EMBI+); from May 1, 2002 through the end of the fiscal year, its benchmark was the JP Morgan Emerging Markets Bond Index Global Diversified (EMBIGD). The fund's Institutional Class shares returned 12.22 percent for the fiscal year, compared with 7.10 percent for the EMBI+ benchmark and 9.81 percent for the EMBIGD benchmark. Furthermore, the fund outperformed the Lipper Emerging Markets Debt Funds average annual return of 11.71 percent (see page 4 for complete rankings and disclosures).

As of May 1, 2002, the fund's benchmark was changed to the JP Morgan EMBI Global Diversified, formerly known as the JP Morgan EMBI Global Constrained, because it represents a more diversified emerging-debt benchmark than the EMBI+. The EMBIGD encompasses 33 countries, as opposed to 19 for the EMBI+, thus making the exposure to any single country's market far more limited and the index better poised to withstand the impact of a potential default in any single country.

While the emerging-debt markets as a whole posted solid positive performance, the year in review was particularly turbulent. The fund's relative outperformance was primarily due to effective market allocation throughout the annual period.

Q: Will you provide specific examples of your investment strategies during the past year?

A: Throughout the fiscal year, we maintained a fund overweight in Russia, a debt market that posted a strong year. Resilient oil prices enabled Russia to maintain a moderate budget surplus and a significant current account surplus. Continued structural reform also enhanced the prospects for Russia to be less reliant on revenues from the hydrocarbon sector in the future, while its debt-to-gross-domestic-product (GDP) ratio fell significantly.

Similarly, the fund held an overweight position in the debt market of Ukraine for most of the fiscal year. This market also performed well. Though the pace of reform in Ukraine remained hampered by a lack of decisive political leadership, the country's macroeconomic profile remained favorable. Furthermore, the country's low level of indebtedness helped its sovereign debt rally in line with Russia's.

In the latter part of the annual period, we held significant positions in the debt markets of Bulgaria and Romania. The prospect of European Union accession for both of these nations in the second round of expansion lent considerable support to these credits, while robust economic growth and continuing foreign direct investment into both countries helped improve their credit profiles. Our approach to Turkey during the year was much more tactical. The breakup of its government coalition in the summer and the prospect of a military strike on Iraq held us back from taking any aggressive positions for the fund, despite Turkey's remaining one of the highest-yielding Europe, Middle East and Africa (EMEA) credits.

Q: What were your investment strategies in the Latin American region?

A: During the fiscal year, the emerging-debt markets witnessed the collapse of the financial system and default in Argentina and a presidential election in Brazil that placed severe strain across all Latin American markets. Brazil was the focal point of our Latin American strategies for most of the annual period. Its debt market was marked by extreme volatility throughout the fiscal year. For most of the fourth quarter of 2001 and the early months of 2002, the fund held an overweight position in Brazil, as the nation decoupled from the troubles in Argentina and actually rallied strongly in the aftermath of the Argentine default. We switched to neutral and then to an underweight position in March when we felt that the market was becoming too complacent regarding the risks of a Lula victory in the Brazilian presidential elections. Luiz Inácio da Silva (Lula) was the leftist workers party candidate running against government candidate Jose Serra from the incumbent social democratic party. Our allocation decision proved correct, and we kept the fund underweight in Brazil for the majority of the market downturn, returning to a neutral position shortly before the first round of presidential elections in October. We remained neutral through the end of the fiscal year, as we saw market valuations in Brazil as a fair reflection of the risks ahead.

On a more disappointing note, we underestimated the potential Argentine contagion upon Uruguay. We felt in March that any potential ripple effect from the Argentine default in December would have largely played itself out by then, and so we began to build a position in Uruguay. Our decision proved premature, as capital flight continued in Uruguay and successive International Monetary Fund rescue packages failed to restore confidence. We cut the fund's Uruguay position in May.

Elsewhere in Latin America, the fund's exposures were moderate and relatively short term. Venezuela performed relatively well. However, the prospects for the country remained hampered under the Chavez administration, and the spark of optimism we saw in April surrounding a potential presidential coup proved to last just 48 hours. The outlook for Peru worsened following the resignation of the privatization minister. In Colombia, the election of Alvaro Uribe Velez to the presidency was received well by the market, though investors' perceptions of Brazil and its potential impact on Colombia overshadowed this positive sentiment.

Q: Was the fund invested in the Asian and African debt markets as well?

A: With the exceptions of Malaysia and the Philippines, we kept the fund underweight in Asian credits throughout the fiscal year. Although we have full conviction in the creditworthiness of these markets, the low levels of absolute yield spread prompted us to divert our assets toward higher-yielding EMEA credits with low volatility. The fund's strategy in Africa was quite opportunistic, with positions held during the fiscal year in Algeria, Morocco, Nigeria and the Ivory Coast.

Q: What is your outlook for the emerging-debt markets, and how will this outlook affect the way you manage the portfolio?

A: We continue to see the EMEA credits decoupling from Latin America, and we anticipate maintaining the fund's significant overweight in Russia for the foreseeable future. The primary risk to this position is a collapse in oil prices, though we see limited prospects for such an occurrence until any potential conflict with Iraq is over. We will likely hold the fund's overweightings in Bulgaria and Romania. We believe the potential for rapid yield-spread tightening from current levels is limited in these markets, but we also see a strong likelihood of gradual outperformance over time with little risk of a substantial correction. On the other hand, Turkey is likely to remain volatile. A military strike on Iraq will almost undoubtedly cause interim market weakness, but we do not believe there will be any significant long-term impact.

As for Latin America, Brazil currently hangs in the balance, with its investor base keenly awaiting details of President-Elect Lula's economic policy platform and appointments of his economic team. Under the right economic leadership, an optimistic scenario for Brazil can be constructed. However, the next few months will likely be key in clarifying Lula's policy intent and credibility. We remain positive on Colombia, where strong economic leadership from President Uribe and support from the multilateral organizations bode well for the country to show outperformance within the region. We are also becoming more constructive on Argentina and have begun to accumulate a fund position in defaulted Argentine debt. Signs of economic stabilization and a healthy trade balance surplus of more than 20 percent of GDP are encouraging for progress toward an eventual restructuring. This, in turn, should provide significant upside for the defaulted debt from current levels.

Finally, we anticipate keeping the fund underweight in the majority of Asian credits, with the exception of Malaysia. The deteriorating fiscal outlook in the Philippines prompts us to hold an underweight position in that country.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2002

Asset Allocation	10/31/02	10/31/01

Foreign Bonds	87%	89%
Loan Participations	4%	3%
Cash Equivalents, net	9%	8%
	100%	100%

Geographical (Excludes Cash Equivalents)	10/31/02	10/31/01

Russia	20%	21%
Malaysia	9%	-
Columbia	8%	4%
Bulgaria	8%	5%
Brazil	8%	14%
Mexico	7%	9%
Algeria	5%	1%
Venezuela	5%	5%
Argentina	4%	11%
All Other Countries	26%	30%
	100%	100%

Currency Exposure	10/31/02	10/31/01

United States	97%	100%
Euro	2%	-
Turkish Lire	1%	-
	100%	100%

Average Life (Excludes Cash Equivalents)	10/31/02

0<5 Years	21%
5<10 Years	30%
10+ Years	49%
100%

Asset allocation, geographical, currency exposure and average life are subject to change.

Investment Portfolio as of October 31, 2002

	Principal Amount ($)(a)	Value ($)

Bonds 86.6%
Argentina 3.4%
Republic of Argentina:
8.0%, 2/26/2008* Euro	400,000	67,340
9.75%, 9/19/2027*	3,050,000	582,687
11.0%, 10/9/2006*	800,000	184,000
11.125%, 3/15/2010*	1,000,000	210,000
11.375%, 1/30/2017*	670,000	154,100
11.75%, 4/7/2009*	4,060,000	933,800
11.75%, 6/15/2015*	350,000	71,968
12.375%, 2/21/2012*	600,000	132,000
		2,335,895
Brazil 6.9%
Federative Republic of Brazil:
Series L, Floating Rate Debt Bond, LIBOR plus 0.875%, 2.625%, 4/15/2012	3,020,000	1,434,500
8.875%, 4/15/2024	4,400,000	2,090,000
Federative Republic of Brazil C Bond, 8.0%, 4/15/2014	1,970,256	1,148,915
		4,673,415
Bulgaria 7.0%
Republic of Bulgaria, 8.25%, 1/15/2015	4,460,000	4,755,475
Chile 2.0%
Republic of Chile, 7.125%, 1/11/2012	1,250,000	1,340,193
Colombia 7.4%
Republic of Colombia:
7.625%, 2/15/2007	400,000	356,000
8.625%, 4/1/2008	450,000	400,500
10.0%, 1/23/2012	400,000	361,000
10.5%, 7/9/2010	4,210,000	3,925,825
		5,043,325
Dominican Republic 2.7%
Central Bank of Dominican Republic, 9.5%, 9/27/2006	1,720,000	1,806,000
Ecuador 1.4%
Republic of Ecuador, Step-up Coupon, 6%, 8/15/2030	2,350,000	963,500
Ivory Coast 1.3%
Ivory Coast, Step-up Coupon, Series YR20, 2.0%, 3/29/2018*	5,665,000	888,050
Malaysia 7.9%
Malaysia, 7.5%, 7/15/2011	600,000	681,360
Petronas Capital Ltd., 7.875%, 5/22/2022	4,500,000	4,678,081
		5,359,441
Mexico 6.4%
Petroleos Mexicanos SA:
9.25%, 3/30/2018	300,000	312,375
9.5%, 9/15/2027	2,100,000	2,210,250
United Mexican States:
7.5%, 3/8/2010 Euro	650,000	642,890
11.375%, 9/15/2016	900,000	1,138,500
Series A, Value Recovery Rights, 6/30/2003*	4,500,000	14,400
Series B, Value Recovery Rights, 6/30/2004*	2,350,000	5,875
Series C, Value Recovery Rights, 6/30/2005*	2,350,000	705
Series D, Value Recovery Rights, 6/30/2006*	2,350,000	705
Series E, Value Recovery Rights, 6/30/2007*	2,350,000	705
		4,326,405
Nigeria 2.1%
Central Bank of Nigeria, 6.25%, 11/15/2020	2,250,000	1,389,375
Peru 1.2%
Republic of Peru, Floating Rate Converision Interest Reduction Bond, Step-up Coupon, 4.5%, 03/07/2017	1,127,000	817,075
Philippines 2.2%
Republic of Philippines, 9.875%, 1/15/2019	1,500,000	1,486,875
Romania 3.1%
Romania, 10.625%, 6/27/2008 Euro	1,850,000	2,105,031
Russia 18.7%
Russian Federation:
11.0%, 7/24/2018	1,190,000	1,365,525
12.75%, 6/24/2028	690,000	890,100
Step-up Coupon, 5.0%, 03/31/2030	7,300,000	5,575,375
Russian Ministry of Finance, 3.0%, 5/14/2006	5,600,000	4,858,000
		12,689,000
South Africa 2.8%
Republic of South Africa, 7.375%, 4/25/2012	1,780,000	1,873,450
Turkey 2.9%
Republic of Turkey:
11.875%, 1/15/2030	300,000	280,500
12.375%, 6/15/2009	1,670,000	1,699,225
		1,979,725
Ukraine 2.6%
Ukraine Government:
10.0%, 3/15/2007 Euro	991,200	961,954
11.0%, 3/15/2007	798,000	817,950
		1,779,904
Venezuela 4.6%
Republic of Venezuela:
9.25%, 9/15/2027	1,750,000	1,203,125
Series A, Collateralized Par Bond, 6.75%, 3/31/2020	1,800,000	1,435,500
Series A, Front Loaded Interest Reduction Bond, LIBOR plus .875%, 2.6875%, 3/31/2007	642,840	494,987
		3,133,612
Total Bonds (Cost $56,558,487)		58,745,746

Loan Participations 4.7%
Algeria
Republic of Algeria, Floating Rate Debt Conversion Bond, LIBOR plus .8125%, 2.625%, 3/4/2010 (cost $3,301,664) (participation with J.P. Morgan Chase)	3,637,500	3,210,094

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $59,860,151) (b)	91.3	61,955,840
Other Assets and Liabilities, Net	8.7	5,890,228
Net Assets	100.0	67,846,068

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) The cost for federal income tax purposes was $60,312,882. At October 31, 2002, net unrealized appreciation for all securities based on tax cost was $1,642,958. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,761,674 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,118,716.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2002
Assets
Investments in securities, at value (cost $59,860,151)	$ 61,955,840
Cash	1,334,594
Receivable for investments sold	7,415,836
Interest receivable	1,084,734
Unrealized appreciation on forward currency exchange contracts	28,284
Due from Advisor	15,756
Total assets	71,835,044
Liabilities
Payable for securities purchased	3,860,716
Unrealized depreciation on forward currency exchange contracts	23,455
Other accrued expenses and payables	104,805
Total liabilities	3,988,976
Net assets, at value	$ 67,846,068
Net Assets
Net assets consist of: Undistributed net investment income	6,016,988
Net unrealized appreciation (depreciation) on: Investments	2,095,689
Foreign currency related transactions	6,186
Accumulated net realized gain (loss)	(22,485,717)
Paid-in capital	82,212,922
Net assets, at value	$ 67,846,068
Net Asset Value
Net Asset Value, offering and redemption price per share ($67,846,068 / 11,163,750 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 6.08

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2002
Investment Income
Income: Interest	$ 7,951,078
Expenses: Investment advisory fee	856,367
Administrator service fee	210,130
Custodian fees	89,487
Auditing	29,497
Trustees' fees and expenses	14,958
Reports to shareholders	21,398
Registration fees	31,854
Total expenses, before expense reductions	1,253,691
Expense reductions	(824,374)
Total expenses, after expense reductions	429,317
Net investment income	7,521,761
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(1,086,532)
Foreign currency related transactions	(521,988)
(1,608,520)
Net unrealized appreciation (depreciation) during the period on: Investments	2,140,761
Foreign currency related transactions	6,195
2,146,956
Net gain (loss) on investment transactions	538,436
Net increase (decrease) in net assets resulting from operations	$ 8,060,197

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2002	2001
Operations: Net investment income	$ 7,521,761	$ 16,836,943
Net realized gain (loss) on investment transactions	(1,608,520)	(4,063,738)
Net unrealized appreciation (depreciation) on investment transactions during the period	2,146,956	(694,841)
Net increase (decrease) in net assets resulting from operations	8,060,197	12,078,364
Distributions to shareholders from net investment income	(12,802,596)	(22,208,073)
Fund share transactions: Proceeds from shares sold	93,487,785	96,279,826
Reinvestment of distributions	12,746,627	22,145,731
Redemption fees	-	(42,323,491)
Cost of shares redeemed	(106,329,987)	(277,919,766)
Net increase (decrease) in net assets from Fund share transactions	(95,575)	(201,817,700)
Increase (decrease) in net assets	(4,837,974)	(211,947,409)
Net assets at beginning of period	72,684,042	284,631,451
Net assets at end of period (including accumulated net investment income of $6,016,988 and $11,736,089, respectively)	$ 67,846,068	$ 72,684,042
Other Information
Shares outstanding at beginning of period	11,078,229	40,819,890
Shares sold	15,564,753	13,933,716
Shares issued to shareholders in reinvestment of distributions	2,256,040	3,407,035
Redemption in kind	-	(5,952,671)
Shares redeemed	(17,735,272)	(41,129,741)
Net increase (decrease) in Fund shares	85,521	(29,741,661)
Shares outstanding at end of period	11,163,750	11,078,229

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Institutional Class
Years Ended October 31,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 6.56	$ 6.97	$ 5.80	$ 5.82	$ 11.95
Income (loss) from investment operations: Net investment income	.53[a]	1.37	.60	.19	1.81
Net realized and unrealized gain (loss) on investment transactions	.17	(1.05)	.81	.69	(4.12)
Total from investment operations	.70	.32	1.41	.88	(2.31)
Less distributions from: Net investment income	(1.18)	(.73)	(.24)	(.90)	(1.32)
Net realized gains on investment transactions	-	-	-	-	(2.50)
Total distributions	(1.18)	(.73)	(.24)	(.90)	(3.82)
Net asset value, end of period	$ 6.08	$ 6.56	$ 6.97	$ 5.80	$ 5.82
Total Return (%)[b]	12.22	4.52	25.08	17.86	(30.35)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	68	73	285	340	56
Ratio of expenses before expense reductions (includes interest expense paid by the Fund) (%)	1.46	1.38	1.37	1.40	1.31
Ratio of expenses after expense reductions (includes interest expense paid by the Fund) (%)	.50	.87	1.01	-	-
Ratio of expenses after expense reductions (excludes interest expense paid by the Fund) (%)	.50	.86[c]	1.00	1.00	1.05
Ratio of net investment income (%)	8.79	10.31	8.29	10.90	9.82
Portfolio turnover rate (%)	590	464[d]	359	397	638
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Beginning June 1, 2001, the expense cap was decreased from 1.00% to .50%.
[d] Excludes portfolio securities delivered as a result of processing a redemption in-kind transaction.

Notes to Financial Statements

A. Significant Accounting Policies

Emerging Markets Debt Fund ("Scudder Emerging Markets Debt Fund" or the "Fund"), a non-diversified series of Morgan Grenfell Investment Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a business trust under the laws of the state of Delaware.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2002 the Fund had a net tax basis capital loss carryforward of approximately $22,033,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($15,208,000), October 31, 2009 ($3,169,000) and October 31, 2010 ($3,656,000) the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to foreign currency transactions. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ 6,025,954
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (22,033,000)
Unrealized appreciation (depreciation) on investments	$ 1,642,958

In addition, during the year ended October 31, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income	$ 12,802,596

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Cash. Cash includes deposits held at the Fund's custodian in a variable rate account at the applicable interest rate.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted.

B. Purchases and Sales of Securities

During the year ended October 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $467,409,195 and $474,710,691, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management Investment Services Limited ("DeAMIS" or the "Advisor"), is the Advisor for the Fund. Deutsche Asset Management, Inc. ("DeAM, Inc."), is the Administrator for the Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The management fee payable under the Investment Advisory Agreement is equal to an annual rate of 1.00% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the year ended October 31, 2002, the Advisor and Administrator contractually agreed to waive its fees and reimburse expenses of the Fund to the extent necessary to maintain the annualized expenses of the Fund to 0.50%. Under this agreement, the Advisor waived $824,374 of management fees. Accordingly, for the year ended October 31, 2002 the fee pursuant to the Investment Advisory Agreement was equivalent to an annual effective rate of 0.04% of the Fund's average daily net assets.

Administrator Service Fee. For its services as Administrator, DeAM, Inc. receives a fee (the "Administrator Service Fee") of 0.25% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2002, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Unpaid at October 31, 2002	Effective Rate
Institutional Class	$ 210,130	$ 30,122.25%

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

E. Ownership of the Fund

From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At October 31, 2002, there were six shareholders who held 89% of the outstanding shares of the Fund.

F. Loan Participations/Assignments

The Fund invests in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

G. Open Forward Foreign Currency Contracts

The Fund had the following open contracts at October 31, 2002:

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation (Depreciation)
USD	1,653,505	EUR	1,700,000	11/27/2002	$ 28,284
USD	675,000	TRL	1,160,662,500,000	11/27/2002	(4,137)
EUR	5,100,000	USD	5,026,050	11/27/2002	(19,318)
					$ 4,829

Currency Abbreviation
EUR	Euro
TRL	Turkish Lire
USD	US Dollars

H. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $50 million revolving credit facility administered by a syndicate of banks for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 1.0 percent.

Report of Independent Accountants

To the Board of Trustees of Morgan Grenfell Investment Trust and Shareholders of Emerging Markets Debt Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Emerging Markets Debt Fund (the "Fund") at October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as `financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Boston, Massachusetts December 13, 2002

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Emerging Markets Debt Fund (a "DeAMIS fund"), a series of Morgan Grenfell Investment Trust (the "Trust"), was held on July 30, 2002. At the meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below):

1. To elect eleven Trustees of the Trust to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal, whose terms will be effective on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained.

	Number of Votes:
	For	Withheld
Richard R. Burt	185,348,354	671,426
S. Leland Dill	185,348,354	671,426
Martin J. Gruber	185,350,142	669,638
Richard T. Hale	185,328,936	690,844
Joseph R. Hardiman	185,348,354	671,426
Richard J. Herring	185,350,142	669,638
Graham E. Jones	185,350,142	669,638
Rebecca W. Rimel	185,350,142	669,638
Philip Saunders, Jr.	185,350,040	669,740
William N. Searcy	185,328,834	690,946
Robert H. Wadsworth	185,350,040	669,740

2. To approve new investment advisory agreements (each a "New DeAMIS Advisory Agreement" and collectively, the "New DeAMIS Advisory Agreements") between each DeAMIS fund and Deutsche Asset Management Investment Services Limited ("DeAMIS").

Affirmative	Against	Abstain	Broker Non-Votes
9,984,265	556	3,848	1

Trustees and Officers

Non-Interested Trustees
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Trustee since 2002	Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[3] (April 1996 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).
		67
S. Leland Dill 3/28/30 Trustee since 2002	Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix Euclid Market Neutral Funds (since May 1998) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986).	65
Martin J. Gruber 7/15/37 Trustee since 2002	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since 1964); Trustee, CREF (since 2000); Director, S.G. Cowen Mutual Funds (1985-2001), Japan Equity Fund, Inc. (since 1992), Thai Capital Fund, Inc. (since 2000) and Singapore Fund, Inc. (since 2000) (registered investment companies).	66
Joseph R. Hardiman 5/27/37 Trustee since 2002	Private Equity Investor (1997 to present); Director, Soundview Technology Group Inc. (investment banking) (July 1998 to present), Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Circon Corp.[3] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).
		65
Richard J. Herring 2/18/46 Trustee since 2002	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since 1972); Director, Lauder Institute of International Management Studies (since 2000); Co-Director, Wharton Financial Institutions Center (since 2000) and Vice Dean and Director, Wharton Undergraduate Division (1995-2000).	65
Graham E. Jones 1/31/33 Trustee since 1993	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	65
Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present). Formerly, Executive Director, The Pew Charitable Trusts (1988-1994); Director, ISI Family of Funds (registered investment companies) (1997-1999) and Director and Executive Vice President, The Glenmede Trust Company (investment trust and wealth management (1994-2002).	65
Philip Saunders, Jr. 10/11/35 Trustee since 2002	Principal, Philip Saunders Associates (Economic and Financial Consulting) (since 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting)(1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	65
William N. Searcy 9/03/46 Trustee since 1993	Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (since 1989); Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	65
Robert H. Wadsworth 1/29/40 Trustee since 2002	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (1982 to present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002); President, Investment Company Administration, L.L.C. (1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (1990-January 2002); Vice President, Professionally Managed Portfolios (1999-2002) and Advisors Series Trust (1997-2002) (registered investment companies); President, Guinness Flight Investment Funds, Inc. (registered investment company) (1994-1998).
* Inception date of the corporation which was the predecessor to the L.L.C.
		68

Interested Trustee
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard T. Hale[4] 7/17/45 Chairman and Trustee since 2002	Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); President, DB Hedge Strategies Fund LLC (June 2002 to present), Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment company; 4 funds overseen) (1992-1999).
200

Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
William F. Glavin, Jr.[5] 8/30/58 President since 2002	Managing Director of Deutsche Asset Management, Inc., Vice President and Director of Scudder Distributors, Inc., Trustee, Crossroads for Kids, Inc. (serves at risk children).
David W. Baldt[6] 7/4/49 Vice President since 1995	Managing Director of Active Fixed Income, Deutsche Asset Management, Inc. (1989-present).
Kenneth Murphy[5] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (2000-present). Formerly, Director, John Hancock Signature Services (1992-2001); Senior Manager, Prudential Mutual Fund Services (1987-1992).
Charles A. Rizzo[5] 8/5/57 Treasurer since 2002	Director, Deutsche Asset Management (April 2000 to present); Certified Public Accountant; Certified Management Accountant. Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

Daniel O. Hirsch 3/27/54 Secretary since 1999	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

Bruce A. Rosenblum 9/14/60 Assistant Secretary since 2002	Director, Deutsche Asset Management (2002-present). Formerly, Vice President, Deutsche Asset Management (2000-2002); Partner, Freedman, Levy, Kroll & Simonds (1997-1999).
Amy M. Olmert 5/14/63 Assistant Secretary since 2002	Director, Deutsche Asset Management (1999-present); Certified Public Accountant. Formerly, Vice President, BT Alex. Brown Incorporate (now Deutsche Bank Securities Inc.) (1997-1999); Senior Manager and other positions, Coopers & Lybrand LLP (now PricewaterhouseCoopers LLP) (1988-1997).

1 Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
2 Length of time served represents the date that each Trustee or Officer first began serving in that position with Morgan Grenfell Investment Trust of which this fund is a series.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 Mr. Hale is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.
5 Address: Two International Place, Boston, Massachusetts.
6 Address: 150 S. Independence Square West, Philadelphia, PA 19106.

The fund's Statement of Additional Information includes additional information about the Fund's directors. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Investment Products and Services

Scudder Funds
Growth Funds
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Blue Chip Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Flag Investors
Communications Fund*
Scudder Global Biotechnology Fund*
Scudder Growth Fund
Scudder Health Care Fund
Scudder Large Company Growth Fund
Scudder Micro Cap Fund*
Scudder Mid Cap Fund*
Scudder Small Cap Fund*
Scudder Technology Fund
Scudder Technology Innovation Fund
Scudder Top 50 US Fund*
Value Funds
Scudder Contrarian Fund
Scudder-Dreman Financial Services Fund
Scudder-Dreman High Return Equity Fund
Scudder-Dreman Small Cap Value Fund
Scudder Flag Investors
Equity Partners Fund*
Scudder Gold & Precious Metals Fund
Scudder Growth and Income Fund
Scudder Large Company Value Fund
Scudder-RREEF Real Estate Securities Fund
Scudder Small Company Stock Fund
Scudder Small Company Value Fund
Multicategory/Asset Allocation Funds
Scudder Asset Management Fund*
Scudder Flag Investors Value Builder Fund*
Scudder Focus Value+Growth Fund
Scudder Lifecycle Mid Range Fund*
Scudder Lifecycle Long Range Fund*
Scudder Lifecycle Short Range Fund*
Scudder Pathway Conservative Portfolio
Scudder Pathway Growth Portfolio
Scudder Pathway Moderate Portfolio
Scudder Target 2012 Fund
Scudder Total Return Fund
International/Global Funds
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder European Equity Fund*
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder International Equity Fund*
Scudder International Select Equity Fund*
Scudder Japanese Equity Fund*
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
Income Funds
Scudder Cash Reserves Fund
Scudder Fixed Income Fund*
Scudder High Income Plus Fund*,**
Scudder High Income Fund***
Scudder High Income
Opportunity Fund****
Scudder Income Fund
Scudder PreservationPlus Fund*
Scudder PreservationPlus Income Fund*
Scudder Short-Term Bond Fund
Scudder Short-Term Fixed Income Fund*
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.
** Formerly Deutsche High Yield Bond Fund
*** Formerly Scudder High Yield Fund
**** Formerly Scudder High Yield Opportunity Fund

Scudder Funds (continued)
Tax-Free Income Funds
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High Yield Tax-Free Fund
Scudder Managed Municipal Bond Fund
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder Municipal Bond Fund*
Scudder New York Tax-Free Income Fund
Scudder Short-Term Municipal Bond Fund*
Index-Related Funds
Scudder EAFE ® Equity Index Fund*
Scudder Equity 500 Index Fund*
Scudder Quantitative Equity Fund*
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder US Bond Index Fund*

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Municipal Income Trust
Scudder RREEF Real Estate Fund, Inc.
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
The Germany Fund
The New Germany Fund
The Central European Equity Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.

Note: Not all funds are available in all share classes. Consult your advisor for details.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Hale and Dorr LLP

60 State Street Boston, MA 02109
Shareholder Service Agent and Transfer Agent

Investment Company Capital Corporation c/o Scudder Investments

811 Main Street Kansas City, MO 64105
Custodian

Brown Brothers Harriman & Co.

40 Water Street Boston, MA 02109
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02110
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Notes

Notes